CSF

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  October 29, 2002
(date of earliest event reported)

Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates Series 2002-29

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
(Exact name of registrant as specified in its charter)
Delaware	333-77054	13-3320910
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, New York 10010
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 325-2000

Item 5.

Other Events.

Filing of Computational Materials

Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the “Form 8-K”), Credit Suisse First Boston Mortgage Securities Corp. (the “Company”) is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-29.

In connection with the offering of the CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-29, Credit Suisse First Boston Corporation (“CSFB”), as underwriter of the Certificates, has prepared certain materials (the “Computational Materials”) for distribution to their potential investors.  Although the Company provided CSFB with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, “Computational Materials” shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following:  yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature.

The Computational Materials are attached hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

Computational Materials

SIGNATURES

Filings Made by the Registrant.  The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on October 29, 2002.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By:  /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

Exhibit Index

Exhibit

Page

99.1

Computational Materials

CMO Desk

Yields Given Prices Report

CSFB02-29G2AR2 30 year 7.0's

User ID: mflynn2   Deals Directory: /home/mflynn2/intexdeals      Date:  10/23/2002  15:51:17

Bond: A1 Balance: 61,000,000 Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 10/01/2002

Settlement Date: 10/31/2002 WHOLE 30 year WAC: 7.70 WAM: 349.00

>>>>> Prepayment Ramp begins at 6.000 and rises to 20.000 by month 12.<<<<

Months	PPC	PPC	PPC	PPC	PPC	PPC	PPC	PPC
480	50	75	100	125	150	175	200	225

99-26	5.019	5.007	4.994	4.981	4.968	4.954	4.941	4.927
99-28	5.006	4.989	4.971	4.953	4.935	4.916	4.898	4.879
99-30	4.993	4.972	4.949	4.925	4.902	4.878	4.854	4.830
100- 0	4.981	4.954	4.926	4.897	4.869	4.840	4.811	4.781
100- 2	4.968	4.937	4.903	4.870	4.836	4.802	4.768	4.733
100- 4	4.955	4.919	4.881	4.842	4.803	4.764	4.724	4.684

100- 6	4.942	4.902	4.858	4.814	4.770	4.726	4.681	4.635
100- 8	4.929	4.884	4.836	4.786	4.737	4.688	4.638	4.587
100-10	4.916	4.866	4.813	4.759	4.704	4.650	4.595	4.539
100-12	4.904	4.849	4.791	4.731	4.672	4.612	4.552	4.490
100-14	4.891	4.831	4.768	4.704	4.639	4.574	4.509	4.442
*100-16	4.878	4.814	4.746	4.676	4.606	4.536	4.466	4.394

100-18	4.865	4.797	4.723	4.648	4.574	4.499	4.423	4.345
100-20	4.853	4.779	4.701	4.621	4.541	4.461	4.380	4.297
100-22	4.840	4.762	4.678	4.593	4.508	4.423	4.337	4.249
100-24	4.827	4.744	4.656	4.566	4.476	4.386	4.294	4.201
100-26	4.814	4.727	4.634	4.539	4.443	4.348	4.251	4.153
100-28	4.802	4.710	4.611	4.511	4.411	4.311	4.209	4.105

100-30	4.789	4.692	4.589	4.484	4.379	4.273	4.166	4.057
101- 0	4.776	4.675	4.567	4.457	4.346	4.236	4.124	4.010
101- 2	4.764	4.658	4.544	4.429	4.314	4.198	4.081	3.962
101- 4	4.751	4.640	4.522	4.402	4.281	4.161	4.038	3.914
101- 6	4.739	4.623	4.500	4.375	4.249	4.123	3.996	3.866

AVG LIFE	6.18	4.22	3.14	2.50	2.08	1.77	1.55	1.37
DURATION	4.85	3.55	2.76	2.25	1.90	1.64	1.44	1.28
FIRST PAY	11/02	11/02	11/02	11/02	11/02	11/02	11/02	11/02
LAST PAY	2/21	9/15	1/12	9/09	4/08	5/07	9/06	3/06

This information is being provided i response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB02-29G2AR2 30 year 7.0's

User ID: mflynn2   Deals Directory: /home/mflynn2/intexdeals      Date:  10/23/2002  15:51:17

Bond: A1 Balance: 61,000,000 Coupon: 5.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 10/01/2002

Settlement Date: 10/31/2002 WHOLE 30 year WAC: 7.70 WAM: 349.00

Months	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR	CPR
480	20.00	25.00	30.00	35.00	40.00	45.00	50.00	55.00	60.00

99-26	4.990	4.974	4.957	4.939	4.920	4.900	4.877	4.853	4.826
99-28	4.965	4.943	4.920	4.895	4.868	4.840	4.809	4.775	4.737
99-30	4.941	4.912	4.882	4.851	4.817	4.780	4.741	4.697	4.649
100- 0	4.916	4.881	4.845	4.807	4.765	4.721	4.672	4.619	4.561
100- 2	4.892	4.851	4.808	4.763	4.714	4.662	4.604	4.542	4.473
100- 4	4.867	4.820	4.771	4.719	4.663	4.602	4.536	4.464	4.385

100- 6	4.843	4.790	4.734	4.675	4.611	4.543	4.469	4.387	4.297
100- 8	4.818	4.759	4.697	4.631	4.560	4.484	4.401	4.310	4.209
100-10	4.794	4.729	4.660	4.587	4.509	4.425	4.333	4.233	4.122
100-12	4.770	4.698	4.623	4.543	4.458	4.366	4.265	4.156	4.034
100-14	4.746	4.668	4.586	4.500	4.407	4.307	4.198	4.079	3.947
*100-16	4.721	4.637	4.549	4.456	4.356	4.248	4.130	4.002	3.860

100-18	4.697	4.607	4.512	4.412	4.305	4.189	4.063	3.925	3.773
100-20	4.673	4.577	4.475	4.369	4.254	4.130	3.996	3.849	3.686
100-22	4.649	4.546	4.439	4.325	4.203	4.072	3.929	3.772	3.599
100-24	4.625	4.516	4.402	4.282	4.153	4.013	3.862	3.696	3.512
100-26	4.600	4.486	4.365	4.238	4.102	3.955	3.794	3.619	3.425
100-28	4.576	4.456	4.329	4.195	4.051	3.896	3.728	3.543	3.339

100-30	4.552	4.425	4.292	4.152	4.001	3.838	3.661	3.467	3.253
101- 0	4.528	4.395	4.256	4.108	3.950	3.779	3.594	3.391	3.166
101- 2	4.504	4.365	4.219	4.065	3.900	3.721	3.527	3.315	3.080
101- 4	4.480	4.335	4.183	4.022	3.849	3.663	3.461	3.239	2.994
101- 6	4.456	4.305	4.146	3.979	3.799	3.605	3.394	3.163	2.908

AVG LIFE	2.90	2.26	1.83	1.53	1.30	1.11	0.97	0.84	0.74
DURATION	2.56	2.04	1.68	1.42	1.22	1.05	0.92	0.81	0.71
FIRST PAY	11/02	11/02	11/02	11/02	11/02	11/02	11/02	11/02	11/02
LAST PAY	9/11	5/09	12/07	2/07	6/06	12/05	6/05	2/05	11/04

This information is being provided i response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB02-29G2AR2 30 year 7.0's

User ID: mflynn2   Deals Directory: /home/mflynn2/intexdeals      Date:  10/23/2002  15:57:03

Bond: A2 Balance: 124,681,000 Coupon: 7.000000

Delay: 24 Class Factor: 1.00 Accruing Since: 10/01/2002

Settlement Date: 10/31/2002 WHOLE 30 year WAC: 7.70 WAM: 349.00

Months	CPR	CPR	CPR	CPR	CPR	CPR	CPR
480	10.00	20.00	30.00	35.00	40.00	50.00	60.00

102- 2	6.590	6.247	5.805	5.558	5.304	4.741	4.064
102- 4	6.577	6.226	5.774	5.521	5.261	4.685	3.992
102- 6	6.565	6.206	5.743	5.484	5.218	4.629	3.919
102- 8	6.553	6.185	5.712	5.447	5.175	4.572	3.847
102-10	6.541	6.165	5.681	5.410	5.132	4.516	3.775
102-12	6.528	6.145	5.651	5.373	5.089	4.460	3.703

102-14	6.516	6.124	5.620	5.337	5.047	4.404	3.631
102-16	6.504	6.104	5.589	5.300	5.004	4.348	3.559
102-18	6.492	6.084	5.558	5.263	4.961	4.292	3.487
102-20	6.480	6.064	5.527	5.227	4.919	4.237	3.416
102-22	6.468	6.043	5.497	5.190	4.876	4.181	3.344
*102-24	6.455	6.023	5.466	5.154	4.834	4.125	3.273

102-26	6.443	6.003	5.436	5.117	4.791	4.070	3.201
102-28	6.431	5.983	5.405	5.081	4.749	4.014	3.130
102-30	6.419	5.963	5.375	5.045	4.707	3.959	3.059
103- 0	6.407	5.943	5.344	5.008	4.664	3.903	2.988
103- 2	6.395	5.923	5.314	4.972	4.622	3.848	2.917
103- 4	6.383	5.903	5.283	4.936	4.580	3.793	2.846

103- 6	6.371	5.883	5.253	4.900	4.538	3.738	2.775
103- 8	6.359	5.863	5.223	4.863	4.496	3.683	2.705
103-10	6.347	5.843	5.192	4.827	4.454	3.628	2.634
103-12	6.335	5.823	5.162	4.791	4.412	3.573	2.564
103-14	6.323	5.803	5.132	4.755	4.370	3.518	2.493

AVG LIFE	7.38	3.75	2.25	1.84	1.55	1.16	0.88
DURATION	4.99	3.00	1.98	1.66	1.43	1.09	0.85
FIRST PAY	11/02	11/02	11/02	11/02	11/02	11/02	11/02
LAST PAY	6/31	6/31	6/31	5/09	12/07	7/06	8/05

This information is being provided i response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CMO Desk

Yields Given Prices Report

CSFB02-29G2AR2 30 year 7.0's

Date:10/23/2002    15:58:18

CMO Structuring Desk: 212 325-4314 Fax: 212 325-8148

Closing Date:10/31/2002

WHOLE 30 year Pricing Speed: 125 PPC

First Pay:11/25/2002

WAC:7.70 WAM:349.00

Tranche	Balance	Coupon	Payment	Aver.	Dur	Tx/	Spread Yield	Price	Description	Cap Mult	Bal %
Name			Window	Life		Index Margin	%

A2	124,681,000.00	7.00000	11/02- 6/31	3.12	3.12						60.23
A4	17,428,571.43	7.00000	11/02- 9/09	2.50	0.00						8.42
Al	61,000,000.00	5.00000	11/02- 9/09	2.50	0.00						29.47
A3	5,794,000.00	7.00000	9/09- 6/31	9.69	0.00						2.80
Sub	15,525,000.00	7.00000	11/02- 6/31	9.34	9.34	"Sub. Bond, 7.50 percent					7.50

Tot: 5	207,000,000	6.41063		3.51

Collateral

Type	Bal(MM)	Coup	Prepay	WAM	Age	AcrInt (M)	WAC
WHOLE	207.000	7.000	PPC 125	349	2	1207.500	7.700

# 1	207.000	7.0000		349.0	2.0	1207.500

Yield Curve					Indices
Yr	1.96	4.83	9.83	28.33	1ML
Yld	1.969	2.933	3.943	4.918	1.815

This information is being provided i response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to by nor shall there be any sale of securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB 2002-29

Credit Suisse - First Boston

GR1

Summary

No of Loans: 1478
Total Scheduled Balance: 192,747,381.42
WAC: 7.90337
Wgt Avg Original LTV: 83.282
FICO: 671
WAM: 353
WALA: 4
Amortized/Rem Term: 353
% in California: 9.376

		Total
	No of	Scheduled				Orig.
Originator	Loans	Balance	%	FICO	WAC	LTV
Aames Capital Corporation	355	40,803,465.32	21.20	682	7.292	74.54
Taylor Bean & Whitaker Mortgage Corporation	223	25,936,292.79	13.50	644	7.830	89.31
AEGIS Mortgage Corp.	66	8,729,871.86	4.50	625	7.684	86.39
Capitol Commerce Mortgage Company	52	6,508,106.34	3.40	665	7.851	87.39
Dime/North American Mortgage Corp.	40	5,392,394.43	2.80	720	7.713	83.51
Other	742	105,377,250.68	54.70	676	8.189	84.66
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
State	Loans	Balance	%	FICO	WAC	LTV
New York	102	19,078,482.42	9.90	676	8.080	79.81
Florida	165	18,818,152.63	9.80	667	7.962	84.44
California	102	18,071,690.70	9.40	673	7.883	78.84
Georgia	98	11,835,389.71	6.10	649	7.775	87.32
New Jersey	68	11,394,582.85	5.90	672	8.123	83.36
Other	943	113,549,083.11	58.90	673	7.859	83.95
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
FICO	Loans	Balance	%	FICO	WAC	LTV
<= 0	31	3,842,929.10	2.00	0	8.241	76.52
481 - 500	2	220,237.09	0.10	487	8.889	98.59
501 - 520	1	96,486.25	0.10	518	8.875	76.71
521 - 540	7	686,805.06	0.40	533	8.216	81.82
541 - 560	22	2,381,201.08	1.20	556	8.454	88.09
561 - 580	40	5,202,743.36	2.70	571	8.202	86.37
581 - 600	67	8,258,974.91	4.30	590	8.265	87.42
601 - 620	103	13,342,166.88	6.90	611	8.027	88.83
621 - 640	175	22,331,085.84	11.60	630	7.981	83.83
641 - 660	222	27,887,298.89	14.50	650	7.977	83.32
661 - 680	220	30,759,139.39	16.00	670	7.871	81.96
681 - 700	172	22,488,280.39	11.70	689	7.888	83.43
701 - 720	139	20,345,999.27	10.60	710	7.781	82.22
721 - 740	115	13,876,271.64	7.20	729	7.737	83.59
741 - 760	75	9,410,037.76	4.90	750	7.430	81.36
761 - 780	58	8,055,079.95	4.20	770	7.648	80.50
781 - 800	26	3,083,032.52	1.60	790	7.823	73.84
801 - 820	3	479,612.04	0.20	804	7.498	82.71
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28
Min: 0
Max: 808
Wgt Avg: 671

		Total
	No of	Scheduled				Orig.
Scheduled Balances ($)	Loans	Balance	%	FICO	WAC	LTV
0.01 - 25,000.00	4	86,245.98	0.00	702	9.115	76.58
25,000.01 - 50,000.00	83	3,593,978.55	1.90	678	8.178	78.25
50,000.01 - 75,000.00	251	15,913,260.00	8.30	667	8.083	83.08
75,000.01 - 100,000.00	275	24,042,515.52	12.50	667	7.921	82.33
100,000.01 - 125,000.00	236	26,455,364.42	13.70	672	7.778	83.15
125,000.01 - 150,000.00	180	24,744,977.39	12.80	673	7.821	84.42
150,000.01 - 175,000.00	121	19,604,240.92	10.20	666	7.895	86.27
175,000.01 - 200,000.00	96	17,929,778.58	9.30	663	7.952	82.98
200,000.01 - 225,000.00	73	15,670,728.80	8.10	672	7.869	84.54
225,000.01 - 250,000.00	52	12,403,998.88	6.40	673	7.888	82.83
250,000.01 - 275,000.00	42	10,979,670.52	5.70	678	7.983	83.88
275,000.01 - 300,000.00	35	10,103,664.25	5.20	681	7.611	82.32
300,000.01 - 325,000.00	3	925,958.58	0.50	693	8.778	83.66
325,000.01 - 350,000.00	6	2,030,286.36	1.10	675	8.762	81.65
350,000.01 - 375,000.00	8	2,897,764.64	1.50	708	7.886	77.96
375,000.01 - 400,000.00	9	3,489,077.88	1.80	662	7.866	79.79
425,000.01 - 450,000.00	2	887,040.08	0.50	667	8.442	77.47
475,000.01 - 500,000.00	1	479,361.32	0.20	706	8.875	80.00
500,000.01 - 525,000.00	1	509,468.75	0.30	662	7.500	70.00
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28
Min: 19,866.37
Max: 509,468.75
Avg: 130,410.95

		Total
	No of	Scheduled				Orig.
Mortgage Rates (%)	Loans	Balance	%	FICO	WAC	LTV
6.250 - 6.499	2	404,788.16	0.20	655	6.359	79.18
6.500 - 6.749	17	2,441,543.16	1.30	703	6.593	74.64
6.750 - 6.999	121	16,451,201.36	8.50	705	6.900	74.09
7.000 - 7.249	88	12,661,304.39	6.60	687	7.049	80.14
7.250 - 7.499	149	20,663,996.49	10.70	683	7.311	81.42
7.500 - 7.749	217	30,663,659.22	15.90	676	7.545	83.60
7.750 - 7.999	281	34,312,570.25	17.80	666	7.829	83.81
8.000 - 8.249	157	18,146,232.50	9.40	663	8.044	87.44
8.250 - 8.499	121	14,997,628.72	7.80	650	8.307	86.96
8.500 - 8.749	87	10,683,889.42	5.50	659	8.535	87.75
8.750 - 8.999	86	11,661,790.39	6.10	647	8.810	83.73
9.000 - 9.249	35	4,287,019.50	2.20	659	9.023	82.97
9.250 - 9.499	39	6,262,122.00	3.20	665	9.299	84.24
9.500 - 9.749	35	4,231,699.08	2.20	661	9.556	84.43
9.750 - 9.999	16	1,715,136.42	0.90	693	9.827	89.65
10.000 - 10.249	20	2,202,580.05	1.10	650	10.000	90.95
10.250 - 10.499	1	178,639.52	0.10	677	10.250	90.00
10.500 - 10.749	5	446,356.99	0.20	613	10.545	90.51
10.750 - 10.999	1	335,223.80	0.20	723	10.750	80.00
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28
Min: 6.350
Max: 10.750
Wgt Avg: 7.903

		Total
	No of	Scheduled				Orig.
Original LTV Ratio (%)	Loans	Balance	%	FICO	WAC	LTV
20.001 - 25.000	1	49,932.66	0.00	0	8.000	24.39
25.001 - 30.000	2	69,708.92	0.00	663	7.461	27.73
30.001 - 35.000	4	306,434.48	0.20	660	8.152	32.08
35.001 - 40.000	6	586,167.65	0.30	717	7.195	38.50
40.001 - 45.000	9	805,893.98	0.40	691	7.312	42.60
45.001 - 50.000	10	912,215.82	0.50	702	7.193	48.11
50.001 - 55.000	18	1,877,823.39	1.00	717	7.331	52.64
55.001 - 60.000	22	3,128,969.82	1.60	688	7.470	58.01
60.001 - 65.000	43	5,315,221.20	2.80	680	7.475	63.09
65.001 - 70.000	77	9,780,411.14	5.10	689	7.396	68.39
70.001 - 75.000	118	14,091,809.75	7.30	674	7.659	73.76
75.001 - 80.000	452	64,283,401.34	33.40	673	7.961	79.79
80.001 - 85.000	66	9,011,539.81	4.70	656	7.732	83.99
85.001 - 90.000	286	37,803,008.01	19.60	682	8.145	89.75
90.001 - 95.000	157	20,924,205.92	10.90	663	7.997	94.54
95.001 - 100.000	207	23,800,637.53	12.30	646	7.960	99.06
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28
Min: 24.390
Max: 100.000
Wgt Avg: 83.282

		Total
	No of	Scheduled				Orig.
Prepay Penalty (Term)	Loans	Balance	%	FICO	WAC	LTV
0	1,022	135,137,411.18	70.10	666	7.989	85.54
0.5	2	213,119.45	0.10	657	8.651	86.01
1	50	8,034,590.67	4.20	684	8.298	80.35
2	5	814,691.53	0.40	645	7.356	71.18
3	119	15,150,313.36	7.90	676	7.793	78.83
3.5	6	693,534.54	0.40	723	6.767	70.10
4	15	1,682,545.19	0.90	708	7.089	74.00
5	259	31,021,175.50	16.10	686	7.562	77.48
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Documentation Type	Loans	Balance	%	FICO	WAC	LTV
Full	896	108,203,324.75	56.10	663	7.699	85.35
Alternative	8	596,020.64	0.30	652	7.975	96.21
Reduced	200	28,514,148.30	14.80	687	7.768	80.12
No Documentation	127	18,259,952.90	9.50	681	8.640	80.87
No Ratio	85	13,765,788.30	7.10	690	8.169	80.40
Stated Income / Stated Assets	162	23,408,146.53	12.10	676	8.282	80.83
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Mortgage Loan Purpose	Loans	Balance	%	FICO	WAC	LTV
Purchase	646	87,248,318.93	45.30	672	8.149	89.30
Refinance - Rate Term	272	31,416,713.99	16.30	675	7.512	78.78
Refinance - Cashout	560	74,082,348.50	38.40	669	7.780	78.10
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Kind	Loans	Balance	%	FICO	WAC	LTV
Fixed - 20 Year	49	4,339,570.10	2.30	680	7.555	76.36
Fixed - 25 Year	5	687,284.74	0.40	660	7.381	75.61
Fixed - 30 Year	1,423	187,584,984.64	97.30	671	7.913	83.47
Balloon - 15/30	1	135,541.94	0.10	587	8.750	80.00
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Lien Position	Loans	Balance	%	FICO	WAC	LTV
1st Lien	1,478	192,747,381.42	100.00	671	7.903	83.28
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Occupancy Type	Loans	Balance	%	FICO	WAC	LTV
Primary	1,040	134,595,215.01	69.80	661	7.735	84.05
Second Home	55	8,131,349.20	4.20	696	8.083	81.73
Investment	383	50,020,817.21	26.00	696	8.327	81.46
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28

		Total
	No of	Scheduled				Orig.
Property Type	Loans	Balance	%	FICO	WAC	LTV
Single Family Residence	952	114,650,768.62	59.50	664	7.763	83.06
Townhouse	6	558,404.86	0.30	652	8.504	80.24
Condo	53	5,896,840.07	3.10	685	7.817	82.69
2-4 Family	288	48,821,240.18	25.30	690	8.238	83.07
Co-op	23	2,588,712.11	1.30	696	8.113	69.52
PUD	92	13,909,105.13	7.20	657	7.940	89.18
Manufactured Housing	64	6,322,310.45	3.30	668	7.724	82.38
Total:	1,478	192,747,381.42	100.00	671	7.903	83.28